                                                                    EXHIBIT 24.2

                                POWER OF ATTORNEY

         Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY
P. ENCINAS, and KATHLEEN HAYES, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Form 10-K Annual Report for the year ended December 31, 2003, required by
Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, we have signed these presents this 18th day of February, 2004.

 LESLIE S. BILLER                             DAVID M. LAWRENCE, MD
-------------------------------------        -----------------------------------
 Leslie S. Biller                             David M. Lawrence, MD

 DAVID A. COULTER                             MARY S. METZ
-------------------------------------        -----------------------------------
 David A. Coulter                             Mary S. Metz

 C. LEE COX                                   CARL. E. REICHARDT
-------------------------------------        -----------------------------------
 C. Lee Cox                                   Carl E. Reichardt

 WILLIAM S. DAVILA                            BARRY LAWSON WILLIAMS
-------------------------------------        -----------------------------------
 William S. Davila                            Barry Lawson Williams

 ROBERT D. GLYNN, JR.
-------------------------------------
 Robert D. Glynn, Jr.

                                POWER OF ATTORNEY

                  ROBERT D. GLYNN, JR., the undersigned, Chairman of the Board, Chief Executive Officer, and President of PG&E Corporation, hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board, Chief Executive Officer, and President (principal executive officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2003, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have signed these presents this 18th day of February, 2004.

                                     ROBERT D. GLYNN, JR.
                                     -----------------------------------
                                        Robert D. Glynn, Jr.

                                POWER OF ATTORNEY

                  PETER A. DARBEE, the undersigned, Senior Vice President and Chief Financial Officer of PG&E Corporation, hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President and Chief Financial Officer (principal financial officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2003, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have signed these presents this 18th day of February, 2004.

                                     PETER A. DARBEE
                                     -------------------------------
                                         Peter A. Darbee

                                POWER OF ATTORNEY

                  CHRISTOPHER P. JOHNS, the undersigned, Senior Vice President and Controller of PG&E Corporation, hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President and Controller (principal accounting officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2003, required by
Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have signed these presents this 18th day of February, 2004.

                                     CHRISTOPHER P. JOHNS
                                     ------------------------------------
                                       Christopher P. Johns

                                POWER OF ATTORNEY

         Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Form 10-K Annual Report for the year ended December 31, 2003, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, we have signed these presents this 18th day of February, 2004.

 LESLIE S. BILLER                                 DAVID M. LAWRENCE, MD
-------------------------------                  -------------------------------
 Leslie S. Biller                                 David M. Lawrence, MD

 DAVID A. COULTER                                 MARY S. METZ
-------------------------------                  -------------------------------
 David A. Coulter                                 Mary S. Metz

 C. LEE COX                                       CARL E. REICHARDT
-------------------------------                  -------------------------------
 C. Lee Cox                                       Carl E. Reichardt

 WILLIAM S. DAVILA                                GORDON R. SMITH
-------------------------------                  -------------------------------
 William S. Davila                                Gordon R. Smith

 ROBERT D. GLYNN, JR.                             BARRY LAWSON WILLIAMS
-------------------------------                  -------------------------------
 Robert D. Glynn, Jr.                             Barry Lawson Williams

                                POWER OF ATTORNEY

                  GORDON R. SMITH, the undersigned, President and Chief Executive Officer of Pacific Gas and Electric Company, hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as President and Chief Executive Officer (principal executive officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2003, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have signed these presents this 18th day of February, 2004.

                                     GORDON R. SMITH
                                     ------------------------------------
                                          Gordon R. Smith

                                POWER OF ATTORNEY

                  KENT M. HARVEY, the undersigned, Senior Vice President - Chief Financial Officer and Treasurer of Pacific Gas and Electric Company, hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY
P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President - Chief Financial Officer and Treasurer (principal financial officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2003, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have signed these presents this 18th day of February, 2004.

                                     KENT M. HARVEY
                                     -------------------------------
                                           Kent M. Harvey

                                POWER OF ATTORNEY

                  DINYAR B. MISTRY, the undersigned, Vice President - Controller of Pacific Gas and Electric Company, hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President - Controller (principal accounting officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2003, required by
Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have signed these presents this 18th day of February, 2004.

                                     DINYAR B. MISTRY
                                     -------------------------------------
                                         Dinyar B. Mistry